                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  6
Portfolio of Investments.........................  7
Statement of Assets and Liabilities.............. 13
Statement of Operations.......................... 14
Statement of Changes in Net Assets............... 15
Financial Highlights............................. 16
Notes to Financial Statements.................... 18
Report of Independent Accountants................ 21
Dividend Reinvestment Plan....................... 22

VIT ANR 2/98

                             LETTER TO SHAREHOLDERS



February 3, 1998

Dear Shareholder,
    The new year ushers in what
promises to be an exciting and
challenging time for investors. The
Taxpayer Relief Act of 1997 signed                     [PHOTO]
into law by President Clinton in
August creates many new opportunities
for you and your family to take a
more active role in achieving your
long-term financial goals.
    Most Americans will benefit from
the bill's $95 billion in tax cuts
over the next five years. The           DENNIS J. MCDONNELL AND DON G. POWELL
so-called Kiddie Credit gives parents
$400 in immediate tax relief for every child under age 17, and families will find it easier to save for their children's college expenses through the new Education IRA. The bill also cuts capital gains tax rates for the first time in over a decade and loosens restrictions on tax-deductible IRA contributions. Perhaps the most exciting feature of all is the new Roth IRA, which allows investment earnings to grow tax free, not just tax deferred.
    This year more than ever, it could be important for you to talk to your financial adviser about how to make the tax code work to your advantage. At Van Kampen American Capital, we have prepared a variety of publications to help you understand your choices under the new tax legislation. And with the help of your adviser, we'll help you locate the many benefits hidden among the changing tax landscape.

ECONOMIC REVIEW

    The bond market advanced during 1997, but its ascension was not a smooth ride. Bond prices fell early in the period as economic growth soared, fueling concerns about rising inflation and a potential interest rate hike by the Federal Reserve Board. When the Fed did raise interest rates a modest 0.25 percent in late March, bond prices fell further, sending the yield of the 30-year U.S. Treasury bond above 7.00 percent for the first time in six months. By mid-April, however, the market's mood had changed. With few signs of inflation despite the economy's strength, the 30-year Treasury bond's yield slipped below 7.00 percent.
    In addition to a benign inflation scenario, bonds reaped the benefits of an improved supply-and-demand balance. Foreign investors continued to be heavy purchasers of U.S. Treasury securities throughout the year, while U.S. investors shifted more assets into bonds during the second half of 1997 amid growing concern that the stock market rally was nearing an end. The 7.00 percent slump in the Dow Jones Industrial Average on October 27 reinforced the benefit of owning bonds for diversification. On the supply side, bonds were helped by a dramatic decline in the federal budget deficit, which reduced the

                                                           Continued on page two
supply of new Treasury issues. By the end of December, the yield for the 30-year Treasury bond had dropped to 5.92 percent.
    Throughout most of 1997, high yield bonds outperformed Treasury securities and investment-grade corporate bonds. A robust economy enhanced the ability of issuing companies to service their high yield debt, which helped to maintain an extremely low default rate. High yield bonds also benefited from heavy purchases among retail and institutional investors seeking the additional income these bonds generate. These purchases more than compensated for the potentially negative effects of a sharp buildup in new issue supply. Beginning in October, however, the demand for high yield U.S. corporate securities declined from earlier lofty levels, due to the spillover effect from the financial crisis in Southeast Asia. As a result, the difference between the yields of U.S. noninvestment-grade securities and intermediate Treasury bonds widened by approximately 50 basis points between late October and late November, and U.S. high yield bonds underperformed Treasury securities during that time.

[CREDIT QUALITY GRAPH]

Portfolio Composition by Credit Quality* as of December 31, 1997

A to AAA.............................   1.9%
BBB..................................   6.4%
BB...................................  28.0%
B....................................  62.9%
Non-Rated............................   0.8%


*As a Percentage of Long-Term Investments
Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's

TRUST STRATEGY

    In managing the Trust, we used the following strategies:
    We maintained a portfolio comprised primarily of noninvestment-grade U.S. corporate bonds. Noninvestment-grade securities tend to pay higher yields than investment-grade bonds, but carry greater risks. During periods of rising interest rates, the additional income these bonds generate may help offset a decline in principal. If rates are rising because economic growth is advancing, the potential for these bonds to appreciate in price may also increase, due to an improved credit outlook.
    Within the noninvestment-grade category, we emphasized B-rated bonds because they tend to pay higher yields than BB-rated securities. At the same time, we maintained a sizable holding in BB-rated bonds in order to help limit the portfolio's exposure to credit risk. Reducing credit risk helps to offset potential market risk the Trust might face as a result of its leveraged structure. Using leverage, which involves borrowing short-term funds in order to purchase long-term securities, we are able to provide above-market levels of

                                                         Continued on page three
dividend income to common shareholders. An increase in short-term interest rates, however, would increase borrowing costs and have an unfavorable impact on the Trust's dividend-paying ability and price of its common shares.
    For most of the year, the average book yield of bonds in the Trust was substantially above average market yields. In addition, the supply of noninvestment-grade bonds was tight, due to strong demand from institutional buyers. As a result of these factors, it was difficult to find bonds that could be added to the portfolio without negatively affecting the Trust's dividend-paying ability and average credit quality.
    After the Asian financial crisis spilled over into U.S. markets in October and November, we were able to purchase some new bonds at attractive levels. By that time, the yield differential between high yield securities and Treasuries had widened dramatically and the demand for noninvestment-grade bonds had declined. Bonds were available at reasonable prices, and we bought several new issues that our research team identified as bonds with the potential to outperform other securities. Among the purchases were Scovill Fasteners, a zipper manufacturer; Paragon Health, a long-term health care company; and Northland Cable, a cable operator. All three bonds were bought at face value, also known as par. We sold only one issue during the second half of 1997 - Pathmark - due to a substantial negative shift in its credit outlook. During the volatile fall season, the Trust performed better than its peer group average as a result of its asset structure. The Trust remains well-diversified in terms of its exposure to industry sectors. Leading sectors include printing, publishing, and broadcasting, oil and gas, and telecommunications.

TOP FIVE PORTFOLIO INDUSTRY HOLDINGS BY SECTOR

AS OF DECEMBER 31, 1997*

Printing, Publishing, & Broadcasting............... 15.1%
Oil & Gas.......................................... 10.5%
Telecommunications.................................  9.8%
Health Care........................................  6.5%
Leisure/Entertainment..............................  6.0%

*As a Percentage of Long-Term Investments

PERFORMANCE SUMMARY

    For the one-year period ended December 31, 1997, the Trust generated a total return of 20.29 percent(1). This reflects a gain in market price per common share from $6.750 on December 31, 1996 to $7.375 on December 31, 1997, plus reinvestment of dividends that totaled $0.702 per common share. Based on the monthly dividend of $0.0585 per share and the closing common stock price on December 31, 1997, the Trust generated a

                                                          Continued on page four
distribution rate of 9.52 percent(3). Please refer to the chart on page six for additional performance results.
    As of December 31, the duration of the Trust, which is a measure of its sensitivity to changing interest rates, was 2.93 years, compared with 4.41 years for the Lehman Brothers High Yield Bond Index. The average maturity of Trust investments was 6.3 years. We aim to lengthen both the duration and maturity gradually as opportunities arise, in order to seek to enhance the Trust's income-earning ability.

Twelve-month Dividend History
For the Period Ended December 31, 19997



                      Distribution per Common Share
Jan 1997 .............$.0585
Feb 1997..............$.0585
Mar 1997 .............$.0585
Apr 1997..............$.0585
May 1997 .............$.0585
Jun 1997..............$.0585
Jul 1997 .............$.0585
Aug 1997..............$.0585
Sep 1997 .............$.0585
Oct 1997..............$.0585
Nov 1997 .............$.0585
Dec 1997..............$.0585

The dividend history represents past performance of the Trust and does not predict the Trust's future distribution.

ECONOMIC OUTLOOK

    We expect the economy to remain strong going into 1998, although its growth rate is likely to slow from current levels. The financial crisis in Southeast Asia is expected to slow U.S. exports to the region, which could trim the earnings of many U.S. companies and reduce overall U.S. growth. As a result of these factors, we believe there is little chance that the Fed will raise interest rates in the near term, although a rate hike remains a possibility if inflation picks up or if growth continues at its brisk pace. We anticipate the yield on the 30-year Treasury bond to remain at current levels in the coming months, possibly declining further later in 1998.
    We believe that the Trust's heavy weighting in B- and BB-rated bonds and its relatively short average maturity should help to limit any further volatility stemming from the crisis in Asia. In addition, we believe that the Trust's emphasis on high yield bonds will position the portfolio to perform well if interest rates drop sharply from current levels. A sharp decline in rates would not only boost the prices of the portfolio's long-term assets, but would also positively affect its leveraged structure.
    We will continue to monitor events in Asia and other market developments in order to assess their effects on the portfolio. At this time, we do not anticipate making any major

                                                          Continued on page five
changes to the portfolio until market conditions shift more dramatically. We will continue to seek a balance between the Trust's total return and its dividend income, and look to add value through careful security selection. Thank you for your continued confidence and trust in Van Kampen American Capital and in your Trust's manager.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                                                Please see footnotes on page six

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1997

                 VAN KAMPEN AMERICAN CAPITAL HIGH INCOME TRUST
                           (NYSE TICKER SYMBOL--VIT)

COMMON SHARE TOTAL RETURNS

One-year total return based on market price(1).............   20.29%
One-year total return based on NAV(2)......................   13.69%

 DISTRIBUTION RATE

Distribution rate as a % of closing common stock
  price(3).................................................    9.52%

 SHARE VALUATIONS

Net asset value............................................   $ 6.47
Closing common stock price.................................   $7.375
One-year high common stock price (12/10/97)................   $7.625
One-year low common stock price (04/24/97).................   $6.625
Preferred share rate(4)....................................   5.700%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1997
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                      Coupon     Maturity  Market Value
---------------------------------------------------------------------------------------------
         CORPORATE BONDS  86.4%
         AEROSPACE & DEFENSE  4.8%

$ 1,700  Dyncorp.........................................     9.500%   03/01/07  $  1,734,000
  2,800  Sequa Corp......................................     9.625    10/15/99     2,905,000
    500  Sequa Corp......................................     9.375    12/15/03       518,750
  1,770  Talley Manufacturing & Technology, Inc. ........    10.750    10/15/03     1,924,875
                                                                                 ------------
                                                                                    7,082,625
                                                                                 ------------
         AUTOMOBILE  2.8%

    400  Aetna Industries, Inc. .........................    11.875    10/01/06       360,000
    600  Collins & Aikman Products Co. ..................    11.500    04/15/06       678,000
    550  Delco Remy International, Inc. .................     8.625    12/15/07       558,250
    700  Exide Corp. ....................................    10.750    12/15/02       738,500
    800  Insilco Corp. ..................................    10.250    08/15/07       840,000
  1,000  Venture Holdings, Inc. .........................     9.750    04/01/04       965,000
                                                                                 ------------
                                                                                    4,139,750
                                                                                 ------------
         BUILDINGS & REAL ESTATE  3.4%

  3,050  American Standard, Inc. ........................    10.875    05/15/99     3,210,125
  1,050  Johns Manville International Group, Inc. .......    10.875    12/15/04     1,168,125
    550  Kevco, Inc., 144A Private Placement (b).........    10.375    12/01/07       561,000
                                                                                 ------------
                                                                                    4,939,250
                                                                                 ------------
         CHEMICAL  2.9%

  2,404  ISP Holdings, Inc. .............................     9.750    02/15/02     2,548,240
  1,650  Pioneer Amers Acquisition Corp. ................     9.250    06/15/07     1,666,500
                                                                                 ------------
                                                                                    4,214,740
                                                                                 ------------
         CONTAINERS, PACKAGING & GLASS  2.2%

  1,400  Fonda Group, Inc. ..............................     9.500    03/01/07     1,337,000
  1,350  S.D. Warren Co. ................................    12.000    12/15/04     1,505,250
    425  Sweetheart Cup, Inc. ...........................     9.625    09/01/00       421,813
                                                                                 ------------
                                                                                    3,264,063
                                                                                 ------------
         DIVERSIFIED/CONGLOMERATE MANUFACTURING  1.0%

  1,350  Communications & Power Industries, Inc. ........    12.000    08/01/05     1,518,750
                                                                                 ------------

                                               See Notes to Financial Statements

                               December 31, 1997
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                      Coupon     Maturity  Market Value
---------------------------------------------------------------------------------------------
         ECOLOGICAL  0.6%

$ 600    Envirosource, Inc. .............................     9.750%   06/15/03  $    606,000
  200    Norcal Waste Systems, Inc. .....................    13.000    11/15/05       230,000
                                                                                 ------------
                                                                                      836,000
                                                                                 ------------
         ELECTRONICS  1.6%

  550    Decisionone Corp. ..............................     9.750    08/01/07       566,500
1,500    Exide Electronics Group, Inc. (Including 1,300
         common stock warrants)..........................    11.500    03/15/06     1,785,000
                                                                                 ------------
                                                                                    2,351,500
                                                                                 ------------
         FINANCE  5.0%

2,900    American Annuity Group, Inc. ...................    11.125    02/01/03     3,001,500
1,750    Americredit Corp. ..............................     9.250    02/01/04     1,745,625
1,200    Contifinancial Corp. ...........................     8.375    08/15/03     1,242,000
1,250    Trizec Finance..................................    10.875    10/15/05     1,406,250
                                                                                 ------------
                                                                                    7,395,375
                                                                                 ------------
         GROCERY  3.4%

1,250    Fleming Cos., Inc., 144A Private Placement
         (b).............................................    10.500    12/01/04     1,315,625
  300    Fleming Cos., Inc., 144A Private Placement
         (b).............................................    10.625    07/31/07       318,000
1,400    Jitney Jungle Stores America, Inc. .............    12.000    03/01/06     1,589,000
  857    Pantry, Inc. ...................................    12.500    11/15/00       919,133
  900    Pantry, Inc. ...................................    10.250    10/15/07       922,500
                                                                                 ------------
                                                                                    5,064,258
                                                                                 ------------
         HEALTHCARE  5.7%

1,500    Fresenius Medical Care Capital Trust............     9.000    12/01/06     1,575,000
  675    Imagyn Medical Technologies, Inc. ..............    12.500    04/01/04       642,937
1,050    Merit Behavioral Care Corp. ....................    11.500    11/15/05     1,212,750
  650    Paragon Health Network, Inc., 144A Private
         Placement (b)...................................     9.500    11/01/07       650,000
1,950    Sun Healthcare Group, Inc., 144A Private
         Placement (b)...................................     9.500    07/01/07     2,013,375
1,300    Tenet Healthcare Corp. .........................     8.625    12/01/03     1,358,500
  900    Tenet Healthcare Corp. .........................    10.125    03/01/05       983,250
                                                                                 ------------
                                                                                    8,435,812
                                                                                 ------------
         HOTEL, MOTEL, INNS & GAMING  4.2%

1,800    Argosy Gaming Co. ..............................    13.250    06/01/04     1,890,000
1,075    Coast Hotels & Casinos, Inc. ...................    13.000    12/15/02     1,217,437

                                               See Notes to Financial Statements

                               December 31, 1997
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                      Coupon     Maturity  Market Value
---------------------------------------------------------------------------------------------
         HOTEL, MOTEL, INNS & GAMING (CONTINUED)

$1,550   Grand Casino, Inc. .............................    10.125%   12/01/03  $  1,677,875
 1,500   Trump Atlantic City Associates..................    11.250    05/01/06     1,462,500
                                                                                 ------------
                                                                                    6,247,812
                                                                                 ------------
         LEISURE/ENTERTAINMENT  5.3%

 1,300   Cobblestone Golf Group, Inc. ...................    11.500    06/01/03     1,410,500
   500   Neodata Services, Inc. .........................    12.000    05/01/03       538,750
 1,900   Samsonite Corp. ................................    11.125    07/15/05     2,137,500
 2,200   Selmer, Inc. ...................................    11.000    05/15/05     2,420,000
 1,185   Viacom International, Inc. .....................    10.250    09/15/01     1,297,575
                                                                                 ------------
                                                                                    7,804,325
                                                                                 ------------
         MACHINERY  0.4%

   500   Terex Corp. ....................................    13.250    05/15/02       571,250
                                                                                 ------------
         MINING, STEEL, IRON & NON-PRECIOUS METAL  0.9%

   425   LTV Corp., 144A Private Placement (b)...........     8.200    09/15/07       412,250
   950   WCI Steel, Inc. ................................    10.000    12/01/04       973,750
                                                                                 ------------
                                                                                    1,386,000
                                                                                 ------------
         OIL & GAS  9.2%

 1,300   Dawson Production Services, Inc. ...............     9.375    02/01/07     1,365,000
 1,750   DI Industries, Inc. ............................     8.875    07/01/07     1,820,000
   250   Falcon Drilling.................................     9.750    01/15/01       261,250
 1,000   Falcon Drilling.................................    12.500    03/15/05     1,146,250
   500   Giant Industries, Inc. .........................     9.750    11/15/03       516,250
 1,950   Giant Industries, Inc., 144A Private
         Placement (b)...................................     9.000    09/01/07     1,945,125
 1,100   KCS Energy, Inc. ...............................    11.000    01/15/03     1,207,250
 1,650   National Energy Group, Inc. ....................    10.750    11/01/06     1,732,500
 1,900   Petroleum Heat & Power, Inc. ...................    12.250    02/01/05     1,871,500
 1,250   Pride Petroleum Services, Inc. .................     9.375    05/01/07     1,350,000
   380   Wainoco Oil Co. ................................    12.000    08/01/02       393,300
                                                                                 ------------
                                                                                   13,608,425
                                                                                 ------------

                                               See Notes to Financial Statements

                               December 31, 1997
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                      Coupon     Maturity  Market Value
---------------------------------------------------------------------------------------------
         PAPER  0.7%

$  250   Doman Industries, Ltd. .........................     8.750%   03/15/04  $    242,500
   850   Doman Industries, Ltd., 144A Private
         Placement (b)...................................     9.250    11/15/07       833,000
                                                                                 ------------
                                                                                    1,075,500
                                                                                 ------------
         PERSONAL & NON-DURABLE  1.4%

 2,060   Revlon Consumer Products Corp. .................     9.375    04/01/01     2,121,800
                                                                                 ------------
         PRINTING, PUBLISHING & BROADCASTING  12.0%

 1,000   Cablevision Systems Corp. ......................     7.875    12/15/07     1,020,000
 1,200   Cablevision Systems Corp. ......................    10.500    05/15/16     1,398,000
 1,200   Capstar Broadcasting Partners...................     9.250    07/01/07     1,233,000
   600   Century Communications Corp. ...................     9.500    03/01/05       636,000
 1,300   Century Communications Corp. ...................     8.875    01/15/07     1,339,000
 1,100   EZ Communications, Inc. ........................     9.750    12/01/05     1,215,500
   750   Gray Communications Systems, Inc. ..............    10.625    10/01/06       815,625
   500   Heritage Media Services.........................    11.000    06/15/02       522,500
 1,000   International Cabletel, Inc. (a)................  0/12.750    04/15/05       830,000
   750   International Cabletel, Inc. (a)................  0/11.500    02/01/06       585,000
 1,500   K-III Communications Corp. .....................    10.250    06/01/04     1,627,500
   700   Northland Cable Television, Inc., 144A Private
         Placement (b)...................................    10.250    11/15/07       738,500
 1,200   Pegasus Commerce................................     9.625    10/15/05     1,233,000
 2,750   SCI Television, Inc. ...........................    11.000    06/30/05     2,839,375
   950   Young Broadcasting, Inc. .......................    11.750    11/15/04     1,054,500
   550   Young Broadcasting, Inc. .......................     8.750    06/15/07       544,500
                                                                                 ------------
                                                                                   17,632,000
                                                                                 ------------
         RETAIL  3.2%

 1,300   Barnes & Noble, Inc. ...........................    11.875    01/15/03     1,381,250
 1,950   Cole National Group, Inc. ......................     9.875    12/31/06     2,081,625
   700   Community Distributors, Inc., 144A Private
         Placement (b)...................................    10.250    10/15/04       717,500
   500   Hosiery Corp. America, Inc. (Including 500
         common stock warrants)..........................    13.750    08/01/02       542,500
                                                                                 ------------
                                                                                    4,722,875
                                                                                 ------------
         TELECOMMUNICATIONS  8.6%

 1,625   Centennial Cellular Corp. ......................     8.875    11/01/01     1,657,500
 1,075   Centennial Cellular Corp. ......................    10.125    05/15/05     1,169,062

                                               See Notes to Financial Statements

                               December 31, 1997
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                      Coupon     Maturity  Market Value
---------------------------------------------------------------------------------------------
         TELECOMMUNICATIONS (CONTINUED)

$1,500   Echostar Communications Corp. (a)...............  0/12.875%   06/01/04  $  1,376,250
   750   Intermedia Communications of Florida,
         Inc. (a)........................................  0/12.500    05/15/06       590,625
   600   Intermedia Communications of Florida, Inc.
         (Including 600 common stock warrants)...........    13.500    06/01/05       733,500
 1,150   Intermedia Communications, Inc. ................         *    07/15/07       822,250
   250   Intermedia Communications, Inc., 144A Private
         Placement (b)...................................     8.875    11/01/07       257,500
 1,950   IXC Communications, Inc. .......................    12.500    10/01/05     2,252,250
   350   Pricellular Wireless Corp. (a)..................  0/12.250    10/01/03       358,750
 1,500   Pricellular Wireless Corp. .....................    10.750    11/01/04     1,638,750
 1,300   Teleport Communications Group...................     9.875    07/01/06     1,462,500
   350   Teleport Communications Group (a)...............  0/11.125    07/01/07       285,250
                                                                                 ------------
                                                                                   12,604,187
                                                                                 ------------
         TEXTILES  2.8%

   700   Anvil Knitwear, Inc. ...........................    10.875    03/15/07       721,000
 1,750   Dan River, Inc. ................................    10.125    12/15/03     1,868,125
   350   Pillowtex Corp. ................................    10.000    11/15/06       372,750
   600   Pillowtex Corp., 144A Private Placement (b).....     9.000    12/15/07       613,500
   550   Scovill Fasteners, Inc., 144A Private
         Placement (b)...................................    11.250    11/30/07       562,375
                                                                                 ------------
                                                                                    4,137,750
                                                                                 ------------
         TRANSPORTATION  1.2%

 1,700   U.S. Air, Inc. .................................     8.625    09/01/98     1,721,250
                                                                                 ------------
         UTILITIES  3.1%

 2,150   AES Corp. ......................................    10.250    07/15/06     2,338,125
   400   AES Corp. ......................................     8.375    08/15/07       401,000
 1,500   El Paso Electric Co. ...........................     8.250    02/01/03     1,578,750
   188   Midland Cogeneration Venture....................    10.330    07/23/02       201,084
                                                                                 ------------
                                                                                    4,518,959
                                                                                 ------------
TOTAL CORPORATE BONDS..........................................................   127,394,256
                                                                                 ------------

                                               See Notes to Financial Statements

                               December 31, 1997
--------------------------------------------------------------------------------


                       Description                                               Market Value
---------------------------------------------------------------------------------------------
EQUITIES  1.3%

  Time Warner, Inc. (1,692 preferred shares)...................................  $  1,867,545
  Urohealth Systems, Inc., 144A Private Placement (675 common stock
  warrants) (b)................................................................         1,688
  Hosiery Corp. America, Inc., 144A Private Placement (500 common
  shares) (b)..................................................................        35,000
  Intermedia Communications of Florida, Inc., 144A Private Placement (600
  common stock warrants) (b)...................................................        66,000
                                                                                 ------------
TOTAL EQUITIES.................................................................     1,970,233
                                                                                 ------------
TOTAL LONG-TERM INVESTMENTS  87.7%

  (Cost $125,416,258)..........................................................   129,364,489

REPURCHASE AGREEMENTS  11.0%

  J.P. Morgan Securities (U.S. Treasury Note, $16,204,000 par, 8.875% coupon, due 02/15/19, dated 12/31/97, to be sold on 01/02/98 at $16,209,626)
  (Cost $16,204,000)...........................................................    16,204,000
                                                                                 ------------
TOTAL INVESTMENTS  98.7%

  (Cost $141,620,258)..........................................................   145,568,489

OTHER ASSETS IN EXCESS OF LIABILITIES  1.3%....................................     1,931,491
                                                                                 ------------
NET ASSETS  100.0%.............................................................  $147,499,980
                                                                                 ------------

* Zero coupon bond

(a) Security bond is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Total Investments, including repurchase agreements of
  $16,204,000 (Cost $141,620,258)...........................  $145,568,489
Cash........................................................           762
Interest Receivable ........................................     2,904,816
Other.......................................................         1,122
                                                              ------------
      Total Assets..........................................   148,475,189
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       459,788
  Income Distributions--Common and Preferred Shares.........       191,921
  Investment Advisory Fee...................................        93,394
  Affiliates................................................         7,402
Accrued Expenses............................................       142,295
Trustees' Deferred Compensation and Retirement Plans........        80,409
                                                              ------------
      Total Liabilities.....................................       975,209
                                                              ------------
NET ASSETS..................................................  $147,499,980
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, 1,000,000 shares
  authorized, 588 shares outstanding with liquidation
  preference of $100,000 per share).........................  $ 58,800,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
shares authorized, 13,710,760 shares issued and outstanding)       137,108
Paid in Surplus.............................................   124,484,705
Net Unrealized Appreciation.................................     3,948,231
Accumulated Undistributed Net Investment Income.............     1,047,581
Accumulated Net Realized Loss...............................   (40,917,645)
                                                              ------------
      Net Assets Applicable to Common Shares................    88,699,980
                                                              ------------
NET ASSETS..................................................  $147,499,980
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($88,699,980 divided by
  13,710,760 shares outstanding)............................  $       6.47
                                                              ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $ 13,879,803
Dividends...................................................        48,142
Other.......................................................       356,206
                                                              ------------
    Total Income............................................    14,284,151
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     1,096,194
Preferred Share Maintenance.................................       182,435
Trustees' Fees and Expenses.................................        27,151
Custody.....................................................        18,661
Legal.......................................................        11,625
Other.......................................................       198,132
                                                              ------------
    Total Expenses..........................................     1,534,198
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 12,749,953
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $  2,448,838
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     4,600,766
  End of the Period.........................................     3,948,231
                                                              ------------
Net Unrealized Depreciation During the Period...............      (652,535)
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $  1,796,303
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 14,546,256
                                                              ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1997 and 1996
--------------------------------------------------------------------------------

                                                           Year Ended          Year Ended
                                                        December 31, 1997   December 31, 1996
---------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................      $ 12,749,953       $  12,970,396
Net Realized Gain....................................         2,448,838           1,386,511
Net Unrealized Appreciation/Depreciation
  During the Period..................................          (652,535)            631,401
                                                           ------------       -------------
Change in Net Assets from Operations.................        14,546,256          14,988,308
                                                           ------------       -------------
Distributions from Net Investment Income:
  Common Shares......................................        (9,624,454)         (9,624,578)
  Preferred Shares...................................        (3,230,780)         (3,169,033)
                                                           ------------       -------------
Total Distributions..................................       (12,855,234)        (12,793,611)
                                                           ------------       -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.........................................         1,691,022           2,194,697
NET ASSETS:
Beginning of the Period..............................       145,808,958         143,614,261
                                                           ------------       -------------
End of the Period (Including accumulated
  undistributed net investment income of $1,047,581
  and $1,183,220, respectively)......................      $147,499,980        $145,808,958
                                                           ============        ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                 ----------------------------------------
                                                  1997       1996       1995       1994
-----------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of the Period (a)...................   $6.346     $6.186     $5.623     $6.735
                                                 -------    -------    -------    -------
Net Investment Income..........................     .930       .946       .982      1.002
Net Realized and Unrealized Gain/Loss..........     .131       .147       .537      (.975)
                                                 -------    -------    -------    -------
Total from Investment Operations...............    1.061      1.093      1.519       .027
                                                 -------    -------    -------    -------
Less
 Distributions from Net Investment Income:
   Paid to Common Shareholders.................     .702       .702       .702       .954
   Common Share Equivalent of
     Distributions Paid to
     Preferred Shareholders....................     .236       .231       .254       .185
                                                 -------    -------    -------    -------
Total Distributions............................     .938       .933       .956      1.139
                                                 -------    -------    -------    -------
Net Asset Value, End of the Period.............   $6.469     $6.346     $6.186     $5.623
                                                 =======    =======    =======    =======
Market Price Per Share at End of the Period....   $7.375     $6.750     $6.375     $5.500
Total Investment Return at Market Price (b)....    20.29%     17.34%     29.17%    (23.22%)
Total Return at Net Asset Value  (c)...........    13.69%     14.86%     23.70%     (2.54%)
Net Assets at End of the Period
 (In millions)..................................  $147.5     $145.8     $143.6     $135.9
Ratio of Expenses to Average Net Assets
 Applicable to Common Shares**..................   1.76%      1.87%      1.92%      1.96%
Ratio of Net Investment Income
 to Average Net Assets
 Applicable to Common Shares  (d)...............  10.90%     11.58%     12.16%     13.31%
Portfolio Turnover..............................    102%        92%       119%       110%
 * Non-Annualized
** Ratio of Expenses to Average Net Assets
   Including Preferred Shares...................   1.05%      1.11%      1.12%      1.16%

(a) Net Asset Value at January 26, 1989 of $9.300 is adjusted for common and preferred share offering costs of $.198 per share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based on NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

N/A = Not Applicable

--------------------------------------------------------------------------------

                                                  January 26, 1989
                                                   (Commencement
Year Ended December 31,                            of Investment
-------------------------------------------        Operations) to
       1993      1992      1991      1990        December 31, 1989
-----------------------------------------------------------------------
       $6.228    $5.924    $4.603    $7.488               $9.102
        -----     -----     -----     -----                -----
        1.109     1.206     1.150     1.566                1.387
         .526      .174     1.282    (2.866)              (1.653)
        -----     -----     -----     -----                -----
        1.635     1.380     2.432    (1.300)               (.266)
        -----     -----     -----     -----                -----
         .990      .908      .840     1.083                1.020
         .138      .168      .271      .502                 .328
        -----     -----     -----     -----                -----
        1.128     1.076     1.111     1.585                1.348
        -----     -----     -----     -----                -----
       $6.735    $6.228    $5.924    $4.603               $7.488
        =====     =====     =====     =====                =====
       $8.125    $7.250    $6.875    $4.125               $7.375
       26.12%    18.67%    92.24%   (32.91%)             (17.27%)*
       25.46%    21.36%    48.77%   (26.20%)             (15.58%)*
       $151.1    $144.2    $140.0    $121.9               $187.7
        1.72%     1.87%     2.51%     2.10%                1.56%
       14.66%    16.48%    15.86%    17.24%               13.20%
          99%      109%       78%       57%                  33%*
        1.04%     1.11%     1.42%     1.90%                  N/A

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1997
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital High Income Trust (the "Trust," formerly known as Van Kampen American Capital Intermediate Term High Income Trust) is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide high current income, consistent with preservation of capital, by investing in a portfolio of medium or lower grade fixed-income securities, or non-rated securities of comparable quality. The Trust commenced investment operations on January 26, 1989.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations, prices provided by market makers or estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities and repurchase agreements with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At December 31, 1997, there were no when issued or delayed delivery purchase commitments.

    The Trust may invest in repurchase agreements, which are short-term investments in which the Trust acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Trust will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of

                               December 31, 1997
--------------------------------------------------------------------------------

the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Trust.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond discount is amortized over the expected life of each applicable security.

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 1997, the Trust had an accumulated capital loss carry forward for tax purposes of $40,889,857 which expires between December 31, 1998 and December 31, 2003. Of this amount $18,764,165 will expire in 1998. Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales.

    At December 31, 1997, for federal income tax purposes, cost for long- and short-term investments is $141,648,046 the aggregate gross unrealized appreciation is $4,356,682 and the aggregate gross unrealized depreciation is $436,239, resulting in net unrealized appreciation of $3,920,443.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders.

    Net realized gains, if any, are distributed annually to common shareholders. Permanent book and tax basis differences relating to the recognition of expenses which are not deductible for tax purposes totaling $30,358 were reclassified from accumulated undistributed net investment income to capital.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .75% of the average net assets of the Trust.

    For the year ended December 31, 1997, the Trust recognized expenses of approximately $4,200 representing legal services provided by Skadden, Arps, Slate,

                               December 31, 1997
--------------------------------------------------------------------------------

Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the year ended December 31, 1997, the Trust recognized expenses of approximately $59,300 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting, legal and certain shareholder services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per Trustee under the plan is equal to the trustees' annual retainer fee, which is currently $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $132,052,839 and $144,319,560, respectively.

4. AUCTION MARKET PREFERRED SHARES

The Trust has outstanding 588 shares of Auction Market Preferred Shares ("AMPS") at a liquidation value of $100,000 per share. Dividends are cumulative and the rate is currently reset through an auction process every 28 days. The rate in effect on December 31, 1997, was 5.700%. During the year ended December 31, 1997, the rates ranged from 5.088% to 5.700%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The AMPS are redeemable at the option of the Trust in whole or in part at a price of $100,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the AMPS are subject to mandatory redemption if the tests are not met.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen American Capital High Income Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital High Income Trust (the "Trust"), including the portfolio of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital High Income Trust as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
February 10, 1998

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a Dividend Reinvestment Plan (the "Plan") in which Common Shareholders may elect to have dividends and capital gains distributions automatically reinvested in Common Shares of the Trust. The service is entirely voluntary and you may join or withdraw at any time.

HOW TO PARTICIPATE
If you wish to elect to participate in the Plan and your shares are held in your own name, call 1-800-341-2929 for more information and a brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS
State Street Bank and Trust Company, as your Plan Agent, serves as agent for the Common Shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new Common Shares in connection with the Plan. All reinvestments are in full and fractional Common Shares, carried to three decimal places.
    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent, with the written consent of the Trust, by providing at least 90 days written notice to all Participants in the Plan.

COSTS OF THE PLAN
The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS
You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or capital gains distributions.

RIGHT TO WITHDRAW
You may withdraw from the Plan at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan, and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

         2800 Post Oak Blvd., Houston, TX 77056, Attn: Closed-End Funds

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

EQUITY FUNDS
Domestic
   MS Aggressive Equity
   VKAC Aggressive Growth
   MS American Value
   VKAC Comstock
   VKAC Emerging Growth
   VKAC Enterprise
   VKAC Equity Income
   VKAC Growth
   VKAC Growth and Income
   VKAC Harbor
   VKAC Pace
   VKAC Real Estate Securities
   MS U.S. Real Estate
   VKAC Utility
   MS Value
International/Global
   MS Asian Growth
   MS Emerging Markets
   MS Global Equity
   VKAC Global Equity
   MS Global Equity Allocation
   VKAC Global Managed Assets
   MS International Magnum
   MS Latin American

FIXED-INCOME FUNDS
Income
   VKAC Corporate Bond
   MS Global Fixed Income
   VKAC Global Government Securities
   VKAC Government Securities
   VKAC High Income Corporate Bond
   MS High Yield
   VKAC High Yield
   VKAC Short-Term Global Income
   VKAC Strategic Income
   VKAC U.S. Government
   VKAC U.S. Government Trust for Income
   MS Worldwide High Income
Tax Exempt Income
   VKAC California Insured Tax Free
   VKAC Florida Insured Tax Free Income
   VKAC High Yield Municipal
   VKAC Insured Tax Free Income
   VKAC Intermediate Term Municipal Income
   VKAC Municipal Income
   VKAC New York Tax Free Income
   VKAC Pennsylvania Tax Free Income
   VKAC Tax Free High Income
Capital Preservation
   VKAC Limited Maturity Government
   VKAC Prime Rate Income Trust
   VKAC Reserve
   VKAC Senior Floating Rate
   VKAC Tax Free Money

   To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

   To view a current Van Kampen American Capital or Morgan Stanley fund prospectus or to receive additional fund information, choose from one of the following:

   - visit our web site at WWW.VKAC.COM -- to view prospectuses, select Investors' Place, then Download a Prospectus

   - call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

   - e-mail us by visiting WWW.VKAC.COM and selecting Investors' Place

                 VAN KAMPEN AMERICAN CAPITAL HIGH INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
STEVEN MULLER
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President

INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1998.
    All rights reserved.

(SM)denotes a service mark of
    Van Kampen American Capital Distributors, Inc.

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